UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 27, 2011

INTRALINKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 543-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 27, 2011, a purported class action lawsuit was filed in the U.S. District Court for the Southern District of New York against IntraLinks Holdings, Inc. (the “Company”) and certain of its executive officers.  The complaint, which alleges that the defendants made false and misleading statements during the period from February 17, 2011 through November 10, 2011 (the “Allegation Period”) in violation of the Securities Exchange Act of 1934, makes substantially the same claims as, and is related to, the purported class action lawsuit previously disclosed on the Company’s Current Report on Form 8-K filed on December 7, 2011, which is incorporated herein by reference. The Company expects that the court will consolidate or coordinate the two class actions, along with any other similar class actions filed, and will appoint a lead plaintiff and lead counsel pursuant to the provisions of the Private Securities Litigation Reform Act.  The Company anticipates that the lead plaintiff will then file a consolidated and amended class action complaint.

Also, on December 28, 2011, a shareholder derivative complaint was filed in the U.S. District Court for the Southern District of New York against the Company and certain of its current and former directors.  The complaint alleges that the defendants breached their fiduciary duties by causing the Company to issue materially false and misleading statements about the Company’s business prospects, financial condition and performance during the Allegation Period.

The Company believes these claims are without merit and intends to defend these lawsuits vigorously.

Forward Looking Statements

This Current Report on 8-K contains express or implied forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to, among other things, management’s expectations regarding the most recent purported class action lawsuit. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, those set forth in the Company’s public filings with the Securities and Exchange Commission from time to time, including Item 1A of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 3, 2012
INTRALINKS HOLDINGS, INC.

By:	/s/ David G. Curran
David G. Curran
Executive Vice President,
Business and Legal Affairs